Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): May 25, 2002




                        Commission File Number:   333-57780



                             INTERCARE.COM-DX, INC.
             (Exact name of registrants specified in its charter)

               COLORADO                                 95-4304537

      (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)










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ITEM  1.  Changes  in  Control  of  Registrant                  Not  Applicable

ITEM  2.  Acquisition  or  Disposition  of  Assets
          On May 25, 2002 the registrant entered into a written agreement to sell its' Intellectual property rights which consists of the entire computer program code, including the source code and the prototype software commonly known as ICE(tm) to Meridian Holdings, Inc.

          On June 14, 2002, the board of directors of the Registrant by way of written consent approved the asset purchase.

ITEM  3.  Bankruptcy  or  Receivership                          Not  Applicable

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant     Not  Applicable

ITEM  5.  Other  Materially  Important  Events                  Not Applicable

ITEM  6.  Resignation  of  Registrant's  Directors              Not  applicable

ITEM  7.    FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)    FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
            (None)

     (b)    EXHIBITS.

EXHIBIT  ITEM.     DESCRIPTION
------------     -------------

Exhibit  99.1  -   Asset  Purchase  Agreement  between  the Registrant,
                   and  Meridian  Holdings,  Inc.

Exhibit  99.2  -   Bill  of  Sale  between  the Registrant
                   and  Meridian  Holdings,  Inc.

Exhibit  99.3  -   Written  Consent  of  the Board of Directors  of  the
                   Registrant and InterCare.com-Dx, Inc., approving the asset purchase.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     InterCare.com-Dx,  Inc.
                                          (Registrant)

Date:  June 27, 2002              By:/s/  Russ A Lyon
                                      -------------------------
                                          Russ A Lyon
                                       (President/CTO)
                                        2
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EXHIBIT 99.1

                            ASSET PURCHASE AGREEMENT

by:

                              MERIDIAN HOLDINGS, INC.
                             a Colorado corporation;

and

                              INTERCARE.COM-DX, INC.
                              A California Corporation

                           ---------------------------

Dated as of May 25th, 2002

                                TABLE OF CONTENTS               Page Number

SECTION 1.   Purchase and Sale of Asset....................................1

SECTION 2.   Purchase Price........................... ....................1

SECTION 3.   Closing.......................... ............................1

SECTION 4.   Delivery at Closing..................... .....................1

SECTION 5.   Representations and Warranties of Seller......................2

SECTION 6.   Representations and Warranties of Buyer............ ..........3

SECTION 7.   Conditions Precedent to the Obligation of the Buyer...........3

SECTION 8.   Conditions Precedent to the Obligation of the Seller..........3

SECTION 9.    Further Assurances............... ........... ...............4

SECTION 10.  Survival of Representations and Warranties....................4

SECTION 11.  Indemnification...............................................4

SECTION 12.  General Provisions............................................5











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                      ASSET  PURCHASE  AGREEMENT

 This Asset Purchase Agreement (the "Agreement") is made and entered into as of this 25th day of May, 2002, by and between Meridian Holdings, Inc., a Colorado corporation, hereinafter referred to as "Buyer", and InterCare.com-dx, Inc, a California Corporation, hereinafter referred to as "Seller".

 RECITALS

WHEREAS, Seller owns the physical and intangible assets described in Exhibit B to this Agreement, (hereinafter the Acquired Assets); and

WHEREAS, Seller desires to sell and Buyer desires to purchase the asset of Seller on the terms and subject to the conditions set forth in this Agreement.

WHEREAS, Seller is a publicly Non-trading and full-reporting company with a current Form 10QSB filing with the Securities Exchange Commission.

WHEREAS, Buyer is a publicly trading and full-reporting company with a current Form 10QSB filing with the Securities Exchange Commission.

 AGREEMENT

 NOW THEREFORE, in consideration of the Recitals and the mutual covenants, conditions, representations and warranties hereinafter set forth, the parties agree as follows:

1. PURCHASE AND SALE OF ASSETS. On the terms and subject to the conditions set forth in this Agreement, Seller agrees to sell, convey, assign, transfer and deliver to Buyer and Buyer agrees to purchase from Seller, at the closing date of May 25th, 2002 all of the assets pertaining to the Acquired Assets including the following: The Intellectual property of the Seller which includes the proto-type and source code of the software product commonly known as ICE.

2. PURCHASE PRICE. As consideration for the sale, conveyance, assignment, transfer, and delivery of the Acquired Assets, the Buyer agrees on the Closing Date to pay to the Seller as follows: $XXXXXXXX, which is to be made by way of debt reduction for the consideration.

3. CLOSING. The closing shall take place on the Closing Date of May 25th, 2002 at the offices of Meridian Holdings, Inc., 900 Wilshire Blvd., Suite 500, Los Angeles, California, at 1 P.M. local time or such other time and place as the parties may agree upon in writing.

4.  DELIVERIES  AT  CLOSING.  At  the  closing  on  the  Closing  Date:

 (a) Seller shall deliver to Buyer such bills of sale, deeds, assignments and other instruments of sale, conveyance, assignment and transfer as are sufficient in the opinion of Buyer and its counsel to vest in Buyer and its successors or assigns the absolute, legal and equitable title to all of the Acquired Assets.

(b) Buyer shall deliver to Seller a letter indicating that the debt owed by the seller to the Buyer has been reduced in the amount of $XXXXXXX.
                                        4
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5.  REPRESENTATIONS  AND  WARRANTIES  OF  SELLER.

Seller  hereby  represents  and  warrants  to  Buyer  that:

(a) Seller, doing business as InterCare.com-Dx, Inc., has the requisite power and authority to own and operate its assets, properties and business and to carry on its business as now conducted.

 (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the requisite authority of Seller, and, when executed by the authorized representative of the Seller, this Agreement will constitute a legal, valid and binding agreement of Seller.

 (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss of rights under, or result in the creation of any lien, charge or encumbrance upon, any of the Acquired Assets pursuant to (i) Seller's articles of incorporation or bylaws, (ii) any franchise, mortgage, deed of trust, lease, license, permit, agreement, instrument or undertaking to which Seller is a party or by which it or any of its properties are bound, or (iii) any statute, rule, regulation, order, judgement, award or decree.

(d) Seller has good and marketable title to all of its assets and properties, including, without limitation, the assets related to the Acquired Assets.

 (g) To the best of Seller's knowledge, Seller has all licenses and permits (federal, state and local) necessary to conduct its business and such licenses and permits are in full force and effect. No violations are or have been recorded in respect of such licenses or permits and no proceeding is pending or threatened which could result in the revocation or limitation of any of such licenses or permits.

 (h) No consent is necessary to effect the transfer to Buyer of any of the Acquired Assets and, upon the consummation of the transactions contemplated hereby, Buyer will be entitled to use the Acquired Assets to the full extent that Seller used the same immediately prior to the transfer of the Acquired Assets.

 (i) Neither this Agreement nor any Exhibit hereto delivered by Seller pursuant to this Agreement contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in light of the circumstances under which they are made, not materially misleading.

 (j) Seller warrants that no product liability claims have been made against the company and agrees to indemnify buyer for any claims made for product purchased prior to the closing date.

(k)  Seller  warrants  that  the  worldwide rights are being transferred herein.

7. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to Seller that:

  (a) Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Seller has the requisite power and authority to own and operate its assets, properties and business and to carry on its obligations hereunder. Buyer is authorized to issue 100,000,000 shares of common stock with a par value of $.001.

 (b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the board of directors of Buyer, and, when executed by the authorized representative of the Buyer, this Agreement will constitute a legal, valid and binding agreement of Buyer.

 (c) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not violate the Certificate of Incorporation or the bylaws of Buyer or any agreement, contract or other instrument to which Buyer is a party, or any statute, rule, regulation, order, judgment, award or decree.

 (d) Neither this Agreement, nor any Exhibit to this Agreement, nor any written statement or certificate or certificate furnished by Buyer in connection with this Agreement, contains an untrue statement of a material fact or omits to state a fact that is necessary in order to make the statements contained herein and therein, in light of the circumstances under which they are made, not materially misleading.

8. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER. All obligations of Buyer under this Agreement are, at its option, subject to fulfillment of each of the following conditions prior to or at the closing:

 (a) All representations and warranties of Seller made in this Agreement or in any Exhibit hereto delivered by Seller shall be true and correct as of the Closing Date with the same force and effect as if made on and as of that date.

 (b) Seller shall have performed and complied with all agreements, covenants and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date.

9. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER. All obligations of Seller under this Agreement are, at its option, subject to fulfillment of each of the following conditions prior to or at the closing:

 (a) All representations and warranties of Buyer made in this Agreement or in any Exhibit hereto delivered by Buyer shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of that date.

 (b) Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing Date.

10.  FURTHER  ASSURANCES.

Following the closing, Seller agrees to take such actions and execute, acknowledge and deliver to Buyer such further instruments of assignment, conveyance and transfer and take any other action as Buyer may reasonably request in order to more effectively convey, sell, transfer and assign to Buyer any of the Acquired Assets, to confirm the title of Buyer thereto, and to assist Buyer in exercising rights with respect to the Acquired Assets.

11.  SURVIVAL  OF  REPRESENTATIONS  AND  WARRANTIES.

All representations and warranties made by each of the parties hereto shall survive the closing for a period of three years after the Closing Date.

 12.  INDEMNIFICATION.

 (a) Seller agrees to indemnify, defend and hold harmless Buyer against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties, and reasonable attorney's fees, incurred by Buyer arising, resulting from, or relating to any breach of, or failure by Seller to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Seller under this Agreement.

 (b) Buyer agrees to indemnify, defend and hold harmless Seller against any and all claims, demands, losses, costs, expenses, obligations, liabilities and damages, including interest, penalties, and reasonable attorney's fees, incurred by Seller arising, resulting from, or relating to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any Exhibit or other document furnished or to be furnished by Buyer under this Agreement, or reason of any act or ommision of Buyer or any of its successors or assigns after the Closing Date that constitutes a breach or default under, or a failure to perform, any obligation, duty, or liability of Seller under any contract, lease, license or other agreement to which it is a party or by which it is bound at the Closing Date, but only to the extent to which Buyer expressly assumes these obligations, duties and liabilities under this Agreement.

14.  GENERAL  PROVISIONS.

14.1 Construction. This Agreement shall be construed and enforced in accordance with the laws of the State of California.

14.2 Notices. All notices, requests, demands and other communications contemplated under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by United States express, certified or registered mail, postage prepaid, addressed to the following parties, their successors in interest, or their permitted assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

If  to  Meridian  Holdings,  Inc.  (Buyer)

 Anthony  C.  Dike,  MD (Chairman  &  CEO)
 Meridian  Holdings,  Inc.
 900  Wilshire  Blvd.,  Suite  500
 Los  Angeles,  California  90017
                                        7
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If  to  Seller,  then:

Russ  Lyon,  MA (President  and  CTO)
InterCare.com-dx,  Inc.
900  Wilshire  Blvd.,  Suite  500
Los  Angeles,  California  90017

with  copies  to

Randolf  W.  Katz,  Esq
Bryan  Cave,  LLP

14.3 Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties. Nothing contained in this Agreement, express or implied, is intended to confer upon any person or entity other than the parties to this Agreement and their successors and assignees, any rights or remedies under this Agreement unless expressly so stated to the contrary.

14.4 Remedies. Except as otherwise expressly provided herein, none of the remedies set forth in this Agreement is intended to be exclusive, and each party shall have all other remedies now or hereafter existing at law, in equity, by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

14.5 Arbitration. Any controversy or claim relating to this Agreement (other than a request for injunctive relief), including any controversy or claim as to the arbitrability of any controversy or claim and any claim for rescission, shall be settled by arbitration in the city of Los Angeles, State of California, in accordance with the then rules of the American Arbitration Association, and judgment upon an award rendered in such arbitration may be entered in any court having jurisdiction of the matter.

14.6 Attorneys Fees and Litigation Costs. If any arbitration proceeding or other legal action is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and other costs incurred in such arbitration proceeding or other legal action, in addition to any other relief to which is maybe entitled.

14.7 Entire Agreement. This Agreement and the exhibits and other documents specifically referred to herein or required to be delivered pursuant to the terms of this Agreement represent the entire agreement of the parties hereto with respect to the subject matter hereof, and supersede all prior agreements, understanding, discussions, negotiations and commitments of any kind. This Agreement may not be amended or supplemented, nor may any rights hereunder be waived, except in writing signed by each of the parties affected thereby.

14.8 Section Headings. The section headings in this Agreement are included for convenience only, are not a part of this Agreement and shall not be used in construing it.

14.9  Counterparts.  This Agreement may be executed in one or more counterparts,
                                        9
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each  of  which  shall  be  deemed  an  original but all of which together shall constitute  one  and  the  same  instrument.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above mentioned.

BUYER:  Meridian  Holdings,  Inc.

SELLER:  InterCare.com-dx,  Inc.

EXHIBIT 99.2

BILL  OF  SALES

KNOW ALL MEN BY THESE PRESENTS, that InterCare.com-dx, Inc., of 500 Wilshire Blvd., Los Angeles, the State of California, in consideration of $XXXXXXX and other just and valuable consideration paid to us by Meridian Holdings, Inc. (A State of Colorado Corporation) of 900 Wilshire Blvd., Suite 500, Los Angeles, the State of California receipt of which is hereby acknowledged, have granted, bargained, sold, conveyed, transferred, and delivered and by these presents do bargain, sell, grant, convey, transfer, and deliver until said the State of California the following goods and chattels:

Intellectual property rights, including the Source Code and prototype software commonly known as ICE(tm).

To have and to hold the same until Meridian Holdings, Inc., its' executors, administrators, and assigns forever;

InterCare.com-dx, Its' executors, administrators and assigns warrant and represent to Meridian Holdings, Inc., that the title conveyed is good, its transfer is appropriate and rightful, and the equipment or property described hereunder shall be delivered free of any security, lien or encumbrance thereon.

EXECUTED this 25th day of May, 2002, at Los Angeles, in the State of California.

      /s/  Russ  A. Lyon
     ________________________
       Russ A.  Lyon,  MA
For:  InterCare.com-Dx,  Inc.

         /s/Anthony  C.  Dike,  MD
        ________________________
         Anthony  C.  Dike,  MD
      For:  Meridian  Holdings,  Inc.









                                        10
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Exhibit 99.3

                             WRITTEN  CONSENT

                      OF  THE  BOARD  OF  DIRECTOR  OF

                          INTERCARE.COM-DX,  INC.
                            ----------------------
                             a  California  corporation

     Pursuant to the authority of California Corporation Code , the undersigned, being the Board of Directors of Intercare.com-dx, Inc., a California corporation, does hereby adopt and consent to the following recitals and resolution:

     Approval  of  Intellectual  Property  Sell

     WHEREAS, it has been presented to the members of the board of directors, a draft copy of the proposed Asset Purchase Agreement between and by the registrant and Meridian Holdings, Inc., an affiliated Company for review and approval.

WHEREAS, it is deemed advisable and in the best interest of this corporation and its shareholders that the agreement be approved without further modifications.

NOW  THEREFORE  BE  IT  RESOLVED,  that the Asset Purchase Agreement attached as
Exhibt  A,  be  and  hereby  are,  approved  and  without  further modification;

     RESOLVED FURTHER, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolution.

     This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.

Dated  as  of  June  14  __,  2002.

                                   /s/  Anthony  C.  Dike,  MD
                                  _____________________________________
                                    Anthony  C.  Dike,  MD,  Chairman/CEO

                                  /s/  Russ  A.  Lyon
                                _____________________________________
                                      Russ  A.  Lyon
                                 President  and  CTO,  Director

                                  /s/  Philip  Falese
                               ____________________________________
                                     Philip  Falese,  Director

                                        11
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